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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                   FORM 8 - K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                        Date of Report: November 30, 2001
                        (Date of earliest event reported)


                         MEDICAL ACTION INDUSTRIES INC.
             (Exact name of registrant as specified in its charter)




Delaware                            0-13251                           11-2421849
(State or other             (Commission File Number)               (IRS Employer
jurisdiction of                                                   Identification
incorporation                                                            Number)


800 Prime Place, Hauppauge, New York                                       11788
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number including
area code                                                         (631) 231-4600



          (Former name or former address, if changed since last report)


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Item 2.  Acquisition or Disposition of Assets.
         ------------------------------------

         On November 30, 2001, Registrant, pursuant to an Asset Purchase Agreement dated as of October 3, 2001 between the Registrant and Medi-Flex Hospital Products, Inc., a Kansas corporation ("Medi-Flex"), acquired certain of the assets relating to the medical products business of Medi-Flex. The purchase price for the assets acquired was approximately $11,250,000, all of which was paid at closing.

         The assets acquired included inventory, certain fixed assets and a trademark used in the manufacture of: (i) sterile kits for the insertion of intravenous catheters ("I.V. Start Kits"); and (ii) sterile procedure trays containing components necessary for the maintenance of large catheters inserted into the chest cavity ("Central-Line Dressing Trays") (hereinafter the "Products").

         The fixed assets acquired by the Registrant for the manufacture of the Products will continue to be used by the Registrant in its facility in Arden, North Carolina for the manufacture of the Products.

         The Registrant utilized the funds available under its Revolving Credit Note and Loan Agreement (the "Loan Agreement") with Citibank, N.A. in order to satisfy the purchase price. The funds provided under the Loan Agreement were made in the ordinary course of business.

Item. 7  Financial Statements and Exhibits.
         ---------------------------------

         (a)     Financial Statements of Business Acquired.
                 -----------------------------------------

                 In accordance herewith, the Registrant will file certain of the required Financial Statements on or about January 28, 2002.

         (b)     Pro Forma Financial Information.
                 -------------------------------

                 In accordance herewith, the Registrant will file certain of the required Financial Statements on or about January 28, 2002.




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         (c)     Exhibits.
                 --------

                 (2) Asset Purchase Agreement dated as of October 3, 2001 between Registrant and Medi-Flex Hospital Products, Inc.









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                                    SIGNATURE
                                    ---------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                            MEDICAL ACTION INDUSTRIES INC.



                                            By:      /s/ Richard G. Satin
                                                ------------------------------
                                                Richard G. Satin,
                                                Vice President of Operations and
                                                General Counsel
                                                (Principal Accounting Officer)





Dated:     December 11, 2001




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